UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 4, 2018

TETRA Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13455	74-2148293
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24955 Interstate 45 North

The Woodlands, Texas 77380

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 367-1983

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On May 4, 2018, stockholders of TETRA Technologies, Inc. (the “Company”) approved the TETRA Technologies, Inc. 2018 Incentive Plan (the “2018 Plan”).  The purposes of the 2018 Plan are to: (i) attract and retain the best available personnel for positions of substantial responsibility, (ii) provide additional incentive to employees and consultants, and (iii) promote the success of the Company's business interests.  The 2018 Plan is administered by the Company’s Board of Directors, or any of its Committees that may be administering the 2018 Plan in accordance with its terms, which has the authority to determine the persons to whom awards will be granted, the timing of awards, the type and number of shares covered by each award, the terms, conditions, performance criteria and restrictions of the awards as well as the manner in which awards are paid and settled.  Eligible participants include employees and consultants.  Awards under the 2018 Plan may be in the form of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, other stock-based awards and cash-based awards. The principal features of the 2018 Plan are described in detail under “Proposal No. 4: Approval of the 2018 Equity Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the 2018 Annual Meeting of Stockholders filed by the Company with the Securities and Exchange Commission on March 22, 2018 (the “Proxy Statement”). The description of the principal features of the 2018 Plan included in the Proxy Statement is incorporated herein by reference.  The foregoing description of the principal features of the 2018 Plan is qualified in its entirety by reference to the full text of the 2018 Plan, which is filed as Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 4, 2018 (SEC File No. 333-224679).

Also on May 4, 2018, stockholders of the Company approved the TETRA Technologies, Inc. Non-Employee Director Incentive Plan (the “Director Plan”).  The primary purposes of the Director Plan are to (a) attract and retain outside directors of the Company by providing such individuals with a proprietary interest in the Company through granting of incentive awards in the form of nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards; (b) increase the interest of outside directors in the Company’s welfare; and (c) furnish incentives to such individuals to continue their services for the Company.  The Director Plan is administered by the Company’s Board of Directors, or any of its Committees that may be administering the Director Plan in accordance with its terms, which has the authority to determine the persons to whom awards will be granted, the timing of awards, the type and number of shares covered by each award, the terms, conditions, and restrictions of the awards as well as the manner in which awards are paid and settled. The principal features of the Director Plan are described in detail under “Proposal No. 5: Approval of  the 2018 Non-Employee Director Equity Incentive Plan” of the Company’s Proxy Statement. The description of the principal features of the Director Plan included in the Proxy Statement is incorporated herein by reference. The foregoing description of the principal features of the Director Plan is qualified in its entirety by reference to the full text of the Director Plan, which is filed as Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 4, 2018 (SEC File No. 333-224678).

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)The Company’s annual meeting of stockholders was held on May 4, 2018.

(b)The following matters were voted upon by the stockholders of the Company at its 2018 annual meeting of stockholders:

(i)	Item 1 – the election of seven members to the Company’s Board of Directors;
(ii)	Item 2 – the ratification and approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018;
(iii)	Item 3 – to conduct an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement;
(iv)	Item 4 – approval of the Company’s 2018 Equity Incentive Plan; and
(v)	Item 5 – approval of the Company’s 2018 Non-Employee Director Equity Incentive Plan.

The proposals are described in detail in the Company’s Proxy Statement.

Item 1 - Election of Directors – the nominees listed below were elected directors with the respective votes set forth opposite their names:

	Votes For	Votes Withheld	Broker Non-Votes
Mark E. Baldwin	95,745,142	1,879,570	10,875,036
Thomas R. Bates, Jr.	91,089,539	6,535,173	10,875,036
Stuart M. Brightman	94,711,332	2,913,380	10,875,036
Paul D. Coombs	95,035,377	2,589,335	10,875,036
John F. Glick	87,756,137	9,868,575	10,875,036
William D. Sullivan	92,936,616	4,688,096	10,875,036
Joseph C. Winkler III	93,482,432	4,142,280	10,875,036

As previously disclosed in the Company’s Proxy Statement, in connection with the Company’s annual meeting of stockholders, Stephen A. Snider and Kenneth E. White, Jr. retired from the Board of Directors upon the expiration of their respective term as a director at the annual meeting.  Immediately following the annual meeting, the Company’s Board of Directors decreased the size of the board to seven members.

Item 2 – Ratification of Auditors – the stockholders approved the appointment of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending December 31, 2018.  The voting results are set forth below:

Votes For	Votes Against	Votes Abstained
107,259,102	1,206,460	34,186

Item 3 – Advisory Vote to Approve the Compensation of Named Executive Officers – the stockholders approved, on a non-binding basis, compensation of the named executive officers as described in the Company's proxy statement with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
68,205,728	26,500,885	2,918,099	10,875,036

Item 4 – Approval of the TETRA Technologies, Inc. 2018 Equity Incentive Plan – the stockholders approved the plan with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
95,443,386	2,087,747	93,579	10,875,036

Item 5 – Approval of the TETRA Technologies, Inc. 2018 Non-Employee Director Equity Incentive Plan – the stockholders approved the plan with the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
95,860,456	1,671,885	92,371	10,875,036

Item 7.01. Regulation FD Disclosure.

Following the May 4, 2018 annual meeting of stockholders, William D. Sullivan was reappointed as Chairman of the Board of Directors.  In addition, the committees of the Board of Directors were reconstituted as follows:

Audit Committee:

Mark E. Baldwin, Chairman

Paul D. Coombs

William D. Sullivan

Joseph C. Winkler III

Compensation Committee:

Thomas R. Bates, Jr., Chairman

John F. Glick

Joseph C. Winkler III

Nominating and Corporate Governance Committee:

John F. Glick, Chairman

Paul D. Coombs

William D. Sullivan

Item 9.01. Exhibits.

(d)                 Exhibits.

10.1

TETRA Technologies, Inc. 2018 Equity Incentive Plan, incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 4, 2018 (SEC File No. 333-224679).

10.2

TETRA Technologies, Inc. 2018 Non-Employee Director Incentive Plan, incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed with the SEC on May 4, 2018 (SEC File No. 333-224678).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

	By:	/s/Bass C. Wallace, Jr.
Bass C. Wallace, Jr.
Senior Vice President and General Counsel
Date: May 9, 2018